                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       __________________________________


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-67480) of IRIDEX Corporation of our report dated January 25, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP



San Jose, California
March 26, 2002